EXHIBIT 10.3

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 13
2. CONTRACT NO.: YH04-0001-06
3. EFFECTIVE DATE OF AMENDMENT: October 1, 2005
4. PROGRAM: DHCM
5. CONTRACTOR/PROVIDER NAME AND ADDRESS:
   Phoenix Health Plan/Community Connection
   7878 N. 16th Street
   Phoenix, Arizona  85020

6. PURPOSE OF AMENDMENT:
   To incorporate the changes below and to amend capitation rates.

7. The above referenced contract is hereby amended as follows:

   SECTION B, CAPITATION RATES

   See rate sheet attached for the revised capitation rates effective October 1, 2005 through December 31, 2005 and the amounts to be paid to the rural hospitals.

   Insert the following language beforee "See attached.":

   "The Contractor will be paid the attached Contractor specific capitation rates retroactively, per member per month, for the period of October 1, 2005 through December 31, 2005. Only the impacted rates are included on the attachment. All other rates remain unchanged. The Administration requires that the Contractor then make one-time payments to each rural hospital as prescribed on the attached schedule, pursuant to ARS Section 36-2905.02, to increase inpatient reimbursement to these small rural hospitals.

   The retroactive capitation rate payment will be paid with the May 2006 capitation payments. The Contractor shall make the prescribed payments to the rural hospitals by May 31, 2006.

   AHCCCS requires that the Contractor submit confirmation of the payments to the Finance Unit of the Division of Health Care Management by June 15, 2006.

   The capitation rates for the period January 1, 2006 through September 30, 2006 are not impacted by this amendment."

NOTE: Please sign and date both and then return one original to:
      Michael Veit, Contracts & Purchasing Administrator
      AHCCCS Contracts and Purchasing
      701 E. Jefferson, MD 5700
      Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

    IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9.  NAME OF CONTRACTOR: PHOENIX HEALTH PLAN
    SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/NANCY NOVICK
    TYPED NAME: NANCY NOVICK
    TITLE: CHIEF EXECUTIVE OFFICER
    DATE: 4/4/06

10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
    SIGNATURE: /s/MICHAEL VIET
    TYPED NAME: MICHAEL VEIT
    TITLE: CONTRACTS AND PURCHASING ADMINISTRATOR
    DATE: MAR 30 2006

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ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
REVISED ACUTE CAPITATION RATES
Phoenix Health Plan/Community Connection
(10/1/05-12/31/05)

TITLE XIX RATES:
8  Gila/Pinal
12 Maricopa

TANF <1, M/F
$486.24
$429.72

TANF 1-13, M/F
$108.25
$102.56

TANF
14-44, F
$198.75
$183.67

TANF
14-44, M
$131.15
$125.28

TANF
45+, M/F
$378.00
$378.22

SSI w/Med
$283.02
$272.44

SSI w/o Med
$610.94
$564.56

Non-MED
$446.35
$430.79

MED
$944.35
$841.02

Two percent Premium tax is included in the Capitation Rates.
Payments stated without Premium Tax.

PHP/Community connection		Payment
1  BENSON HOSPITAL			  $0.00
2  CARONDELET HOLY CROSS HOSPITAL	  $0.00
3  COBRE VALLEY COMMUNITY HOSPITAL	  $347,784.65
4  COOPER QUEEN COMMUNITY HOSPITAL	  $0.00
5  LA PAZ REGIONAL MEDICAL CENTER	  $0.00
6  MT. GRAHAM COMMUNITY HOSPITAL	  $0.00
7  NAVAPACHE REGIONAL MEDICAL CENTER	  $1,616.49
8  NORTHERN COCHISE COMMUNITY HOSPITAL	  $0.00
9  PAGE HOSPITAL			  $0.00
10 PAYSON HOSPITAL CORPORATION		  $448,275.56
11 SIERRA VISTA COMMUNITY HOSPITAL	  $455.18
12 SOUTHEAST ARIZONA MEDICAL CENTER	  $0.00
13 VERDE VALLEY MEDICAL CENTER (MJL)	  $0.00
14 WHITE MOUNTAIN REGIONAL MEDICAL CENTER $0.00
15 WICKENBURG REGIONAL HOSPITAL		  $0.00
16 WINSLOW MEMORIAL HOSPITAL		  $4,986.27

   Total				  $803,118.14